Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

Amur Equipment Finance, Inc.

308 N Locust, Suite #100

Grand Island, Nebraska 68801

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Amur Equipment Finance, Inc. (the “Company”) and KeyBanc Capital Markets Inc. (the “Initial Purchaser” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of AMUR Equipment Finance Receivables V LLC, Equipment Contract Backed Notes, Series 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the September Statistical Data File and December Statistical Data File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 19, 2017, representatives of the Company provided us with a computer generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business September 30, 2017, with respect to 2,537 equipment contracts (the “September Statistical Data File”). At your instruction, we randomly selected 150 equipment contracts from the September Statistical Data File (the “September Sample Contracts”).

On January 17, 2018, representatives of the Company provided us with a computer generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business December 31, 2017, with respect to 3,059 equipment contracts (the “December Statistical Data File”). At your instruction, we randomly selected 25 equipment contracts from the December Statistical Data File that were not included in the 150 September Sample Contracts (the “December Sample Contracts”).

At your instruction, we performed certain comparisons and recomputations for each of the September Sample Contracts and December Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the September Statistical Data File and December Statistical Data File (as applicable) and indicated below.

Characteristics

1. Contract number (informational purposes only)	6. Payment frequency
2. Obligor name	7. Equipment type
3. Obligor state	8. Equipment cost*
4. Monthly lease payment	9. Booked residual value
5. Original contract term (months)

*	Inclusive of taxes, as applicable.

Member of

Deloitte Touche Tohmatsu Limited

We compared Characteristic 2. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”); Characteristics 3. through 6. to the Lease Agreement or “Booking Information Sheet;” Characteristic 7. to the Lease Agreement or “Invoice;” Characteristic 8. to the Booking Information Sheet; and Characteristic 9. to a screen print from the Company’s servicing system provided to us by the Company (the “System Screen Shot”).

For the purposes of such comparisons and at your instruction:

•	with respect to Characteristics 4. and 5., for the September Sample Contracts indicated in Appendix A, we observed a difference with respect to the monthly lease payment and original contract term set forth on the September Statistical Data File when compared to the monthly lease payment and original contract term set forth on the Lease Agreement and Booking Information Sheet. For these September Sample Contracts, we were instructed to perform an additional procedure and compare the monthly lease payment and original contract term set forth on the September Statistical Data File to the monthly lease payment and original contract term set forth on the “Restructure of Equipment and Finance Agreement;” and

•	with respect to our comparison of Characteristic 8., for the September Sample Contracts indicated in Appendix B, we observed a difference with respect to the equipment cost set forth on the September Statistical Data File when compared to the equipment cost set forth on the Booking Information Sheet. For these September Sample Contracts, we were instructed to perform an additional procedure and compare the equipment cost set forth on the September Statistical Data File to the equipment cost set forth on the Invoice.

The equipment contract documents referred to above, including any information obtained from the indicated system, and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding September Sample Contracts or December Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the September Statistical Data File and December Statistical Data File (as applicable) were found to be in agreement with the above mentioned Equipment Documents, except as described in Appendix C. Supplemental information is contained on Appendix D.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the September Statistical Data File or December Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

2

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 2, 2018

3

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 2, 2018.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristics 4. and 5. for the following September Sample Contracts:

934906
936383

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 2, 2018.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 8. for the following September Sample Contracts:

937498
937583

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 2, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in original contract term.

2	Five differences in equipment type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 2, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	September Sample Contract number	Characteristic	Characteristic set forth on the September Statistical Data File	Characteristic set forth on the Equipment Documents
1	935556	Original contract term	41 months	42 months
1	936156	Original contract term	59 months	60 months
2	934714	Equipment type	PAINT & BODY	AUTOMOTIVE REPAIRS CAR WASH
2	934890	Equipment type	TITLED - REFUSE/ROLLOFF TRAILERS	TITLED – REEFER TRAILERS
2	936232	Equipment type	TITLED - DRY VAN TRAILERS	TITLED – DROP TRAILERS
2	936842	Equipment type	LEASEHOLD IMPROVEMENTS	AIR CONDITIONING UNIT
2	936901	Equipment type	TITLED - DRY VAN TRAILERS	TITLED - FLATBED TRAILERS

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.